Reconciliation for Level 3 Inputs (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation for which Level three inputs were used in determining fair value
Beginning balance of assets classified as Level 3	$ 13,539	$ 11,275
Net purchases	6,417	14,351
Total gains	1,352	(2,258)
Transfer to Level 2	(1,900)	(9,829)
Ending balance of assets classified as Level 3	$ 19,408	$ 13,539